Day Hagan/Ned Davis Research Smart Sector ETF

Cboe Ticker: SSUS

February 25, 2020

The information in this Supplement amends certain information contained in the Fund’s Prospectus, dated January 10, 2020.

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The following information replaces the first paragraph of the section of the Fund’s Prospectus entitled “Dividends and Distributions—Distributions”:

DIVIDENDS AND DISTRIBUTIONS

Distributions. The Fund does not offer a dividend reinvestment service to facilitate the reinvestment of distributions into additional Fund shares. The Fund intends to declare and pay dividends on investment income, if any, annually. The Fund also intends to make distributions of net capital gains, if any, at least annually. Dividends and capital gains distributions will be paid in cash.

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You should read this Supplement in conjunction with the Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information, each dated January 10, 2020, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-800-594-7930 or by writing to the Fund at 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.